UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

SCHEDULE 14A INFORMATION

____________________________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement.
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☐	Soliciting Material Pursuant to Section 240.14a-12.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Riversedge North
2529 Virginia Beach Boulevard, Suite 200
Virginia Beach, Virginia 23452

April 10, 2020

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”) to be held on May 28, 2020 at 9:30 a.m., Eastern Daylight Time. The Annual Meeting will be held as a virtual meeting of stockholders. You will be able to attend the Annual Meeting, vote and submit questions during the Annual Meeting via a live webcast by visiting www.meetingcenter.io/296793625 and entering the control number provided with your proxy materials. Prior to the Annual Meeting, you will be able to authorize a proxy to vote your shares on the matters submitted for stockholder approval at www.investorvote.com/whlr, or by telephone or mail, and we encourage you to do so. Stockholders who wish to observe the Annual Meeting (without being able to vote or submit questions) may also do so by following the instructions in this Proxy Statement.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also available online for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of:

•        the election of seven members of the Board of Directors;

•        the approval, on an advisory basis, of named executive officer compensation for fiscal year 2019;

•        approve amending the terms of the preferred stock in the Articles of Incorporation to remove existing restrictions on allowing the Company to purchase or otherwise acquire parity preferred stock when accrued and unpaid dividends have not been paid or set apart for payment at the time of such acquisition;

•        the approval of an amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”) to allow stockholders the right to amend the Bylaws; and

•        the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Wheeler Real Estate Investment Trust, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” all proposals.

Please indicate your vote by internet or telephone or, if you received your materials by mail, by using the enclosed proxy card. Your vote is important, and it is important that we receive your vote as soon as possible.

Sincerely,
Andrew R. Jones

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2020

Wheeler Real Estate Investment Trust, Inc. will hold its Annual Meeting on May 28, 2020, at 9:30 a.m., Eastern Daylight Time, via webcast at meetingcenter.io/296793625. The purpose of the meeting is to:

•        elect a Board of Directors of seven directors to serve until the next annual meeting and until their successors are duly-elected and qualified;

•        approve, on an advisory basis, named executive officer compensation for fiscal year 2019;

•        approve amending the terms of the preferred stock in the Articles of Incorporation to remove existing restrictions on allowing the Company to purchase or otherwise acquire parity preferred stock when accrued and unpaid dividends have not been paid or set apart for payment at the time of such acquisition;

•        approve an amendment to the Bylaws to allow stockholders the right to amend the Bylaws; and

•        ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Only stockholders of record at the close of business on March 25, 2020, will be entitled to vote at the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the Internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail. Your vote will ensure your representation at the Annual Meeting regardless of whether you attend via webcast on May 28, 2020.

Dated: April 10, 2020

By order of the Board of Directors,
Angelica Beltran Corporate Secretary

_________________________________

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 28, 2020

This proxy statement and the Company’s 2019 Annual Report on Form 10-K are available at
www.investorvote.com/whlr.

i

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement before voting. The approximate date on which this Proxy Statement and form of proxy are first being provided to stockholders, or being made available through the internet for those stockholders receiving proxy materials electronically, is April 10, 2020.

2020 Annual Meeting of Stockholders

Date and Time:    May 28, 2020 at 9:30 am, Eastern Daylight Time

Place:    Via webcast, at www.meetingcenter.io/296793625

Record Date:    March 25, 2020

Voting Matters and Board of Directors Recommendation

Items of Business	Board of Directors Recommendation
1. Election of Seven Directors	FOR
2. Advisory Vote to Approve 2019 Executive Compensation	FOR
3. Approve amending the terms of the preferred stock in the Articles of Incorporation to allow the Company to purchase parity preferred stock.	FOR
4. Amendment to Bylaws to Allow Stockholders to Amend the Bylaws	FOR
5. Ratification of Cherry Bekaert as the Independent Public Accounting Firm	FOR

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 28, 2020

The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Beginning on or about April 10, 2020, we will send Notices of Internet Availability of Proxy Materials (each, a “Notice”) by mail to stockholders entitled to notice of the Annual Meeting.

ABOUT THE MEETING

Who Can Vote

Record holders of Common Stock, $0.01 par value per share (“Common Stock”) of the Company at the close of business on March 25, 2020 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, 9,694,284 shares of Common Stock were outstanding. Each share is entitled to cast one vote.

How You Can Attend the Annual Meeting

The Annual Meeting will be a virtual meeting of stockholders held via live webcast, which will be accessible at www.meetingcenter.io/296793625 at the date and time given above. The live webcast will provide stockholders with the opportunity to vote and ask questions.

The process for attending the Annual Meeting depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “record holder” or in an account with a bank, broker, or other nominee (i.e., in “street name”).

If you are a record stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the internet. Record stockholders should follow the instructions provided on their Notice and in their proxy materials.

If you hold your shares in “street name,” you must register in advance to attend and vote at the virtual Annual Meeting webcast.    If you hold your shares in “street name” and do not register, you may still listen to the Annual Meeting webcast by visiting www.meetingcenter.io/296793625, but you will not be able to participate or vote in the meeting. To register, you must obtain a “legal proxy” from the bank, broker or other nominee of your shares and submit the legal proxy to Computershare in order to be entitled to vote those shares electronically. Please note that obtaining a legal proxy may take several days. Requests must be received no later than 5:00 p.m. Eastern Time on May 25, 2020. You will receive a confirmation of your registration by email. Requests must include your legal proxy (an image of the legal proxy or a forward of the email from your broker including the legal proxy are acceptable) and be sent by email to legalproxy@computershare.com with the subject “Legal Proxy” or by mail to Computershare, Wheeler Real Estate Investment Trust, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. If you wish to observe the Annual Meeting (without being able to vote or submit questions) you may do so by visiting the above website and using your name and email address.

Please note that you may vote by proxy prior to May 28, 2020 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting webcast, we strongly recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in street name, we urge you to submit your proxy in advance as described below.

How You Can Access the Proxy Materials

We are providing access to our proxy materials (including this proxy statement, notice of annual meeting and our 2019 annual report on Form 10-K) over the Internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”). Beginning on or about April 10, 2020, we will send Notices by mail to stockholders entitled to notice of the Annual Meeting. The Notice includes instructions on how to view the electronic proxy materials on the Internet, which will be available to all stockholders beginning on or about April 10, 2020. The Notice also includes instructions on how to elect to receive future proxy materials by email. If you choose to receive future proxy materials by email, next year you will receive an email with a link to the proxy materials and proxy voting site, and will continue to receive proxy materials in this manner until you terminate your election. We encourage you to take advantage of the availability of our proxy materials on the Internet.

If you wish to receive a printed copy of the proxy materials, including the proxy card, you may request that they be mailed to you at no cost by following the instructions on the Notice. In addition, you may choose to receive future proxy materials by mail by following the instructions on the Notice.

How You Can Vote in Advance

The process for voting your Common Stock depends on how your Common Stock is held.

If you are a record holder, you can vote your shares by going to www.investorvote.com/whlr, or by calling the toll-free number (for residents of the United States and Canada) listed on your proxy card, using the 16-digit control number on your proxy card. If you chose to receive proxy materials by mail, you can also complete, sign and date the enclosed proxy card and mail it in the enclosed postage-paid envelope. If you vote online or by phone, there is no need to return a proxy card by mail. The proxy you submit will be voted in accordance with your instructions.

If you hold your shares in “street name,” you must follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

Please note voting in advance by telephone and Internet will not be available after 11:59 p.m., Eastern Daylight Time, on May 27, 2020.

If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. The Board of Directors unanimously recommends a vote FOR all of Proposals 1, 2, 3, 4 and 5.

How You Can Vote Electronically at the Annual Meeting

If you are a record holder, in order to vote and/or submit a question during the Annual Meeting, you will need to follow the instructions posted at www.investorvote.com/whlr and will need the control number included in the Notice sent to you.

If you hold your shares in street name, you must obtain a “legal proxy” from the bank, broker or other nominee of your shares and send the “legal proxy” to Computershare as described above.

Revocation of Proxies

If you submit your proxy over the Internet, by telephone or by mail, you may change your voting instructions by subsequently properly submitting a new proxy. Only your most recent proxy will be exercised and all others will be disregarded, regardless of the method by which the proxies were authorized. You may also revoke your earlier proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in “street name,” you should follow the instructions provided by your bank, broker or other nominee to revoke your proxy.

Notices of revocation of proxies delivered by mail must be delivered by May 27, 2020 to the Company’s principal offices at Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Angelica Beltran, Corporate Secretary.

What am I voting on?

You will be voting on the following:

(1)    The election of seven members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Stockholders in 2021 or until their successors are duly elected and qualified;

(2)    To approve, on an advisory basis, named executive officer compensation for fiscal year 2019;

(3)    To approve amending the terms of the preferred stock in the Articles of Incorporation to remove existing restrictions on allowing the Company to purchase or otherwise acquire parity preferred stock when accrued and unpaid dividends on any series of the preferred stock have not been paid or set apart for payment at the time of such purchase or other acquisition;

(4)    To approve an amendment to the Bylaws to allow stockholders the right to amend the Bylaws; and

(5)    To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Who is soliciting my vote?

The Board of Directors, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By submitting your proxy and voting instructions by telephone or via the Internet, or if you have chosen to receive your proxy materials by mail, by completing, signing, dating and returning the proxy card or voting instruction form, you are authorizing the persons named as proxies to vote your shares of our Common Stock at the Annual Meeting as you have instructed.

Vote Required

The holders of a majority of the shares entitled to vote who are either present in person or represented by a proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. As of March 25, 2020, there were 9,694,284 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of a majority of stockholders entitled to cast votes at the meeting will constitute a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail or voted by internet or phone, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed. If the broker holding your shares in “street” name indicates to us on a proxy card that the broker has discretionary authority to vote your shares on any proposal, we will consider your shares as present and entitled to vote for the purposes of determining the presence of a quorum.

Election of Directors (Proposal 1).    A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected to that slot. In voting on the election of directors, you may vote “FOR” or “WITHHOLD” from voting as to each director nominee. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For purposes of this vote, abstentions and broker non-votes will not count as votes cast and will not affect the outcome of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Advisory Vote to Approve Executive Compensation (Proposal 2).    The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Amendments to Articles of Incorporation — Preferred Stock (Proposal 3).    The affirmative vote of a majority of the votes outstanding and entitled to be cast at the Annual Meeting is required to approve this proposal. Accordingly, for purposes of this vote, abstentions and broker non-votes will have the same effect as a vote against the proposal. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Amendment to Bylaws (Proposal 4).    The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Ratification of the Appointment of Cherry Bekaert LLP (Proposal 5).    The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. We do not expect there to be any broker non-votes with respect to Proposal 5, as brokers are entitled to vote on the ratification of independent registered accounting firms.

A broker nominee generally may not vote on “non-routine” matters without receiving your specific voting instructions. A “broker non-vote” occurs when a broker nominee holding shares in street name votes shares on some matters at the meeting but not others. Your broker nominee will not be able to submit a vote on the Election of Directors (Proposal 1), the Advisory Vote to Approve Executive Compensation (Proposal 2), the approval of the Amendments to the Articles of Incorporation (Proposal 3) or the approval of the Amendment of the Bylaws (Proposal 4) unless it receives your specific instructions.

The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Other Matters to be Acted Upon at the Annual Meeting

We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone or mail.

Available Information

Our internet website address is www.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission (the “SEC”). In addition, we have posted the Charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as our Code of Business Conduct and Ethics and Corporate Governance Principles, including guidelines on director independence, all under separate headings. These documents are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.

Multiple Stockholders Sharing the Same Address

The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings (“Householding”). Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to Householding, you must contact your broker, bank or other nominee.

If you hold shares of Common Stock in your own name as a holder of record, Householding will not apply to your shares.

If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Wheeler Real Estate Investment Trust, Inc., Attention: Angelica Beltran, Corporate Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

Questions

You may call our Investor Relations Department at 757-627-9088 if you have any questions.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

CORPORATE GOVERNANCE AND BOARD MATTERS

The affairs of the Company are managed by the Board of Directors. Directors are elected at the annual meeting of stockholders each year or, in the event of a vacancy, appointed by the incumbent Board of Directors, and serve until the next annual meeting of stockholders or until a successor has been elected or approved.

Corporate Governance Profile

Our Board of Directors currently consists of eight directors. On April 15, 2020 the size of the Board of Directors will automatically increase by two in accordance with the terms of the Series D Preferred Stock — See “Proposal 1 — Election of Directors”. Effective upon the Annual Meeting, the Board of Directors shall be reduced by one. All of the directors are independent as determined in accordance with the listing standards established by the NASDAQ Capital Market, and our Board of Directors makes an affirmative determination as to the independence of each of our directors on an annual basis. We have adopted a Code of Business Ethics and Corporate Governance Principles which are available on our website.

Role of the Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from four of its standing committees, the Executive Committee, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. The Executive Committee acts with full authority of the Board of Directors, in intervals between meetings of the Board of Directors, particularly when there is a need for prompt review and action of the Board of Directors and it is impractical to arrange a meeting of the Board of Directors within the time reasonably available. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Principles, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Members of the Board of Directors

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board of Directors on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Committee	Asset Evaluation Committee	Executive Committee
Clayton Andrews	—	—	—	Member	Chairperson	—
Kerry G. Campbell	Chairperson	—	Member	—	—	—
Stefani Carter	—	Member	Member	Member	—	—
Andrew R. Jones	—	—	—	Chairperson	Member	—
Daniel Khoshaba	—	—	—	Member	Member	Chairperson
Deborah Markus	Member	Chairperson	—	—	—	—
Paula J. Poskon	Member	—	—	—	Member	—
Joseph D. Stilwell	—	Member	Chairperson	Member	—	Member

Board of Directors Committees

Our Board of Directors has established six standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, a Strategic Committee, an Asset Evaluation Committee and an Executive Committee. The principal functions of each committee are briefly described below. Each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

Audit Committee.    Our Audit Committee consists of three of our independent directors: Kerry G. Campbell, Deborah Markus and Paula J. Poskon. Mr. Campbell, the chair of our Audit Committee, qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NASDAQ Capital Market corporate governance requirements. In addition, each of the Audit Committee members is “financially sophisticated” as that term is defined by the NASDAQ Capital Market corporate governance requirements. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee is available on the Company’s Investor Relations tab of our website (www.whlr.us). All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Audit Committee met five times in 2019.

Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee consists of three of our independent directors: Joseph D. Stilwell, Stefani Carter and Kerry G. Campbell. Mr. Stilwell has been designated as the chair of this committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Principles. In addition, the Nominating and Corporate Governance Committee develops and reviews background information on candidates for the Board of Directors and makes recommendations to the Board of Directors regarding such candidates. The Nominating and Corporate Governance Committee also prepares and supervises the Board of Directors’ annual review of director independence and the Board of Directors’ performance self-evaluation. The charter of the Nominating and Corporate Governance Committee is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Nominating and Corporate Governance Committee met seven times in 2019.

Compensation Committee.    Our Compensation Committee consists of three of our independent directors: Deborah Markus, Stefani Carter and Joseph D. Stilwell. Ms. Markus has been designated as the chair of the Compensation Committee. The Compensation Committee is responsible for overseeing the policies of the Company relating to compensation to be paid by the Company to the Company’s principal executive officer and any other officers designated by the Board of Directors, and to make recommendations to the Board of Directors with respect to such policies, produce necessary reports on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations and to monitor the development and implementation of succession plans for the principal executive officer and other key executives and make recommendations to the Board of Directors with respect to such plans. The charter of the Compensation Committee is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Compensation Committee may not delegate its authority to other persons. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions. The Compensation Committee did not engage a compensation consultant in fiscal year 2019. The Compensation Committee met five times in 2019.

Strategic Committee.    Our Strategic Committee consists of four independent directors: Andrew R. Jones, Clayton Andrews, Daniel Khoshaba, Joseph D. Stilwell and Stefani Carter. Mr. Jones has been designated as the chair of this committee. The Strategic Committee is responsible for evaluating the strategic direction of the Company. The Strategic Committee was formed in February 2020 and has not adopted a charter. All of the members of the Strategic Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles.

Asset Evaluation Committee.    Our Asset Evaluation Committee consists of three independent directors: Clayton Andrews, Andrew R. Jones, Daniel Khoshaba and Paula J. Poskon. Mr. Andrews has been designated as the chair of this committee. The Asset Evaluation Committee is responsible for reviewing and analyzing strategic real estate acquisitions, dispositions and investments. The Asset Evaluation Committee was formed in February 2020. All of the members of the Asset Evaluation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles.

Executive Committee.    Our Executive Committee consists of two independent directors: Daniel Khoshaba and Joseph D. Stilwell. Mr. Khoshaba has been designated as the chair of this committee. The purpose of the Executive Committee is to generally act with full authority of the Board of Directors, in intervals between meetings of the Board of Directors, particularly when there is a need for prompt review and action of the Board of Directors and it is impractical to arrange a meeting of the Board of Directors within the time reasonably available. However, the Executive Committee does not have the authority to act on any matters that are expressly delegated to other committees of the Board of Directors or are under active review by the Board of Directors or another committee of the Board of Directors. The Executive Committee may be delegated specific actions and authority from time to time by the Board of Directors. The Executive Committee was formed in February 2020. All of the members of the Executive Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles.

Board of Directors Leadership Structure

The Board of Directors does not have a policy to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, as it believes it should have the flexibility to make this determination from time to time in order to best provide appropriate leadership in different circumstances. At present, the Board of Directors believes that it is in the best interests of the Company that these roles be separate, in order to permit each person to focus on his or her primary role, and provides an appropriate balance between the managerial responsibilities of the Chief Executive Officer and the independent oversight and strategic direction provided by our Board of Directors. The current chair of the Board of Directors is Andrew R. Jones. On February 27, 2020, the Board of Directors designated Stefani Carter as Chairman-Elect. Ms. Carter will begin her service as Chairman following the conclusion of the 2020 Annual Meeting.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee will consider candidates for Board of Directors membership suggested by its members and other members of the Board of Directors, as well as management and stockholders. The committee may also retain a third-party executive search firm to identify candidates upon request of the committee from time to time. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Company’s Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with supporting material that the stockholder considers appropriate. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on a number of factors and the information provided to the committee with the recommendation of the prospective candidate will be important. The preliminary determination will be based primarily on the need for additional members of the Board of Directors to fill vacancies or the need to expand the size of the Board of Directors, as well as the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the committee determines, in consultation with the Chairman of the Board of Directors and other members of the Board of Directors as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the committee. The committee will then evaluate the prospective nominee against the standards and qualifications generally set out in the Company’s Corporate Governance Guidelines, including:

•        whether the prospective nominee is a stockholder of the Company;

•        the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•        the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•        the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Guidelines;

•        the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors;

•        the extent to which the prospective nominee helps the Board of Directors reflect the diversity of the Company’s stockholders, employees, customers, guests and communities; and

•        the willingness of the prospective nominee to meet any minimum equity interest holding guideline.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the need for Audit Committee expertise and evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the committee.

Stockholders who wish to recommend nominees for election as directors should provide those recommendations in writing to our Corporate Secretary, specifying the nominee’s name and qualifications for membership on the Board of Directors.

For a stockholder to nominate a director candidate, the stockholder must comply with the advance notice provisions and other requirements of Section 11 of Article II of our Bylaws.

We urge any stockholder who intends to recommend a director candidate to the Nominating and Corporate Governance Committee for consideration to review thoroughly our Nominating and Corporate Governance Committee Charter and Section 11 of Article II of our Bylaws. Copies of our Nominating and Corporate Governance Committee Charter and our Bylaws are available upon written request to Angelica Beltran, Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452.

Determinations of Director Independence

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law and listing standards. The Company believes that its Board of Directors consists entirely of directors who are independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

Board of Directors Meetings During Fiscal 2019

The Board of Directors met ten times during fiscal year 2019.

No director attended fewer than 75%, in the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served). Under the Company’s Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders of the Company, the Board of Directors and Committees of which he or she is a member.

Although we do not have a policy requiring director attendance at an annual meeting of stockholders, directors are encouraged to attend the annual meeting of stockholders. All of our director nominees that were directors at the time of our 2019 annual meeting of stockholders attended the meeting.

Stockholder Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with the Board of Directors, including communications regarding concerns relating to accounting, internal accounting controls or audit measures, or fraud or unethical behavior, may do so by writing to the directors at the following address: Wheeler Real Estate Investment Trust, Inc., Attention: Corporate Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452. The Nominating and Corporate Governance Committee of the Board of Directors has approved a process for handling letters received by the Company and addressed to members of the Board of Directors but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board of Directors or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board of Directors and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the chair of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics for Members of the Board of Directors, and a Code of Business Conduct and Ethics for Employees, Officers, Agents and Representatives (collectively, our “Code of Business Conduct and Ethics”). These documents are available on the Investor Relations tab of our website (www.whlr.us). The Company will post any amendments to or waivers from its Code of Business Conduct and Ethics (to the extent applicable to the Company’s Chief Executive Officer and Chief Financial Officer) on its website.

Executive Officers

David Kelly
President and CEO
Age — 55

Mr. Kelly was appointed as CEO and President in January 2018. Mr. Kelly has over 25 years of experience in the real estate industry. Mr. Kelly previously served as a director from 2011 to 2019 and as our Chief Investment Officer from 2017 to 2018. Prior to joining the Company, Mr. Kelly served as a Principal with Kelly Development, LLC, a real estate development firm he founded in March 2011, which specializes in the acquisition and management of retail properties in the Mid-Atlantic region. Prior to founding Kelly Development, Mr. Kelly served as the Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer, from 1998 through 2011. Prior to his time with Supervalu, Mr. Kelly served as an Asset Manager from 1993 through 1998. He earned a Bachelor of Science in Finance degree from Bentley College (now Bentley University).

Crystal Plum
Chief Financial Officer since February 2020
Age — 38

Crystal Plum was appointed as Chief Financial Officer in February 2020. She most recently served as the Vice President of Financial Reporting and Corporate Accounting for the Company from March 2018 to the present and as Director of Financial Reporting for the Company from September 2016 to March 2018. Prior to that time, she served as Manager at Dixon Hughes Goodman LLP from September 2014 to August 2016 and as Supervisor at Dixon Hughes Goodman LLP from 2008 to September 2014. Ms. Plum has experience reviewing and performing audits, reviews, compilations and tax engagements for a diverse group of clients, as well as banking experience. Ms. Plum is a Certified Public Accountant and has a Bachelor of Science in Business Administration — Accounting and Finance from Old Dominion University.

M. Andrew Franklin
Chief Operating Officer since February 2018
Age — 39

Andrew Franklin was appointed as Chief Operating Officer in February 2018. He previously served as the Senior Vice President of Operations since January 2017. Mr. Franklin has over 18 years of commercial real estate experience. Mr. Franklin is responsible for overseeing the property management, lease administration and leasing divisions of our growing portfolio of commercial assets. Prior to joining us, Mr. Franklin was a partner with Broad Reach Retail Partners where he ran the day to day operations of the company, managing the leasing team as well as overseeing the asset, property and construction management of the portfolio with assets totaling $50 million. Mr. Franklin is a graduate of the University of Maryland, with a Bachelor of Science degree in Finance.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation for the fiscal years indicated paid or awarded to each of our named executive officers, calculated in accordance with SEC rules and regulations.

Name and Principal Position	Fiscal Year	Salary ($)	All Other Compensation ($)		Total ($)
David Kelly	2019	400,000	8,437	(1)	408,437
Chief Executive Officer(2)	2018	388,462	14,179	(1)	402,641
M. Andrew Franklin	2019	250,000	23,461	(5)	273,461
Chief Operating Officer(3)	2018	244,231	17,334	(1)	261,565
Matthew Reddy	2019	250,000	10,626	(1)	260,626
Former Chief Financial Officer(4)	2018	246,731	17,027	(1)	263,758

____________

(1)      Company’s match on 401(k) plan and other Company provided benefits (ex. Group Term Life, Short-term and Long-term Disability and Medical Coverage) available to all employees.

(2)      Mr. Kelly was appointed to this position in 2018. Prior to his appointment, he served as our Chief Investment Officer.

(3)      Mr. Franklin was appointed to this position in 2018. Prior to his appointment, he served as our Senior Vice President of Operations.

(4)      Mr. Reddy was appointed to this position in 2018 and resigned in December 2019, effective February 2020.

(5)      Housing allowance and Company’s match on 401(k) plan along with other Company provided benefits (ex. Group Term Life, Short-Term and Long-Term Disability and Medical Coverage) available to all employees.

Grants of Plan Based Awards in 2019

No awards were made in 2019 to our named executive officers.

Outstanding Equity Awards at Fiscal-Year End

The Company had no outstanding equity awards at the end of the 2019 fiscal year.

Stock Plans

2015 Long-Term Incentive Plan

Pursuant to our 2015 Long-Term Incentive Plan, we may award incentives covering an aggregate of 125,000 shares of our Common Stock. As of March 25, 2020, we have issued 83,896 shares under the plan to employees, directors and outside contractors for services provided.

2016 Long-Term Incentive Plan

Pursuant to our 2016 Long-Term Incentive Plan, we may award incentives covering an aggregate of 625,000 shares of our Common Stock. As of March 25, 2020, we have issued 492,293 shares under the plan to employees, directors and outside contractors for services provided.

Employment Agreements With the Company’s Executive Officers

Generally

In 2018, we entered into employment agreements with David Kelly, CEO, Matthew Reddy, former CFO, and M. Andrew Franklin, COO. The employment agreement for Matthew Reddy, former CFO, was terminated in February 2020 upon the effectiveness of his resignation, and Mr. Reddy did not receive any severance pay or benefits in connection with such resignation. We entered into an employment agreement with Crystal Plum, current CFO, in February 2020. We believe that the protections contained in our current executive employment agreements help to ensure the day-to-day stability necessary for our executives to enable them to properly focus their attention on their duties and responsibilities with the Company and provide security with regard to some of the most uncertain events relating to continued employment, thereby limiting concern and uncertainty and promoting productivity.

Employment Agreement of David Kelly

Employment Agreement and Salary.    On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with David Kelly (the “Kelly Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Kelly Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Kelly Employment Agreement. Under the terms of the Kelly Employment Agreement, Mr. Kelly shall be employed as the Company’s President and CEO and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•        Base compensation of $400,000 per annum; and

•        Reimbursement of reasonable and necessary business expenses, and Mr. Kelly is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms.    Under the Kelly Employment Agreement, if Mr. Kelly’s employment is terminated by the Company without “Cause” (as defined in the Kelly Employment Agreement) then Mr. Kelly shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Kelly’s current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Kelly’s employment or (ii) salary continuation for a period equal to the remainder of the term of the Kelly Employment Agreement. Mr. Kelly will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Kelly Employment Agreement. In addition, Mr. Kelly is entitled to disability, accident and health insurance for a 12-month period following termination substantially similar to those insurance benefits Mr. Kelly is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Kelly.

In the event that Mr. Kelly terminates his employment with “Good Reason” (as defined in the Kelly Employment Agreement), Mr. Kelly shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Kelly is entitled to disability, accident and health insurance for a 12-month period following termination substantially similar to those insurance benefits Mr. Kelly is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Kelly.

In the event that Mr. Kelly terminates his employment with Good Reason following a “Change in Control” (as defined in the Kelly Employment Agreement) or his employment is terminated by the Company without Cause and such termination occurs within six months of a Change in Control, then Mr. Kelly shall instead generally be entitled to a lump sum payment equal to 2.99 times Mr. Kelly’s annual base salary less mandatory deductions payable within 90 calendar days of the termination (and, in the case of such a termination without Cause, a bonus amount based on any bonus determined by the Board of Directors and payable to other executives of the Company during the 12 months after the Change in Control). In addition, Mr. Kelly is entitled to health care coverage pursuant to COBRA at Mr. Kelly’s expense for up to 18 months.

Mr. Kelly shall not be entitled to any severance benefits under the Kelly Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Kelly terminating his employment without Good Reason.

Death and Disability.    In the event of a termination of employment on account of death occurring during the Initial Term or an Annual Term then Mr. Kelly’s estate shall generally be entitled to: (a) Mr. Kelly’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Kelly for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Kelly Employment Agreement) by Mr. Kelly for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Kelly his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Kelly under any disability policy obtained by the Company or Mr. Kelly, the premiums for which are paid by the Company. Mr. Kelly will also be entitled to any bonus remaining payable by the Company to Mr. Kelly for its fiscal year prior to the date the Disability began and any unpaid bonus determined by the Board of Directors for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.    The Kelly Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Kelly is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of M. Andrew Franklin

Employment Agreement and Salary.    On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with M. Andrew Franklin (the “Franklin Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Franklin Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Franklin Employment Agreement. Under the terms of the Franklin Employment Agreement, Mr. Franklin shall be employed as the Company’s COO and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•        Base compensation of $250,000 per annum; and

•        Reimbursement of reasonable and necessary business expenses, and Mr. Franklin is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms.    Under the Franklin Employment Agreement, if Mr. Franklin’s employment is terminated by the Company without “Cause” (as defined in the Franklin Employment Agreement), then Mr. Franklin shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Franklin’s current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Franklin’s employment or (ii) salary continuation for a period equal to the remainder of the term of the Franklin Employment Agreement. Mr. Franklin will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Franklin Employment Agreement. In addition, Mr. Franklin is entitled to disability, accident and health insurance for a 12-month period following termination substantially similar to those insurance benefits Mr. Franklin is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event that Mr. Franklin terminates his employment with “Good Reason” (as defined in the Franklin Employment Agreement), Mr. Franklin shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Franklin is entitled to disability, accident and health insurance for a 12-month period following termination substantially similar to those insurance benefits Mr. Franklin is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event that Mr. Franklin terminates his employment with Good Reason following a “Change in Control” (as defined in the Franklin Employment Agreement) or is terminated by the Company without Cause and such termination occurs within six months of a Change in Control, Mr. Franklin shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Franklin’s annual base salary less mandatory deductions payable within 90 calendar days of the termination (and, in the case of such a termination without Cause, a bonus amount based on any bonus determined by the Board of Directors and payable to other executives of the Company during the 12 months after the Change in Control). In addition, Mr. Franklin is entitled to health care coverage pursuant to COBRA at Mr. Franklin’s expense for up to 18 months.

Mr. Franklin shall not be entitled to any severance benefits under the Franklin Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Franklin terminating his employment without Good Reason.

Death and Disability.    In the event of a termination of employment on account of death occurring during the Initial Term or an Annual Term then Mr. Franklin’s estate shall generally be entitled to: (a) Mr. Franklin’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Franklin for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Franklin Employment Agreement) by Mr. Franklin for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Franklin his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Franklin under any disability policy obtained by the Company or Mr. Franklin, the premiums for which are paid by the Company. Mr. Franklin will also be entitled to any bonus remaining payable to Mr. Franklin for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.    The Franklin Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Franklin is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of Crystal Plum

Employment Agreement and Salary.    On February 19, 2020, the Company entered into an employment agreement with Crystal Plum (the “Plum Employment Agreement”) for a period of one year beginning on February 12, 2020, and ending on February 12, 2021 (the “Term”), unless terminated pursuant to the terms of the Plum Employment Agreement. Under the terms of the Plum Employment Agreement, Ms. Plum shall be employed as the Company’s CFO and is required to devote her best efforts to the Company’s business and affairs. The Plum Employment Agreement also provides that Ms. Plum may, during the Term, return to her former role as Vice President of Financial Reporting and Corporate Accounting. In return, Ms. Plum will receive the following:

•        Base compensation of $200,000 per annum while employed as CFO, and base compensation of $180,000 while employed as Vice President of Financial Reporting and Corporate Accounting;

•        All employee benefits available to other employees, including but not limited to PTO or health insurance, in accordance with the Company’s employee handbook or any applicable plan terms; and

•        Ms. Plum is eligible to receive a discretionary bonus payment for her contributions during calendar year 2020, subject to approval by the CEO and the Chairman of the Board of Directors.

Severance Terms.    Under the Plum Employment Agreement, if Ms. Plum’s employment is terminated by the Company without “Cause” (as defined in the Plum Employment Agreement), which shall require written notice of at least thirty days, then Ms. Plum shall be entitled to severance in the amount of three months, inclusive of the thirty day notice period, of wages at her then current pay level, subject to her execution of a general release of all claims. In addition to the severance payment, Ms. Plum will be entitled to receive any compensation or benefits accrued through the date of termination, and be entitled to have any outstanding business expenses reimbursed in accordance with Company policy.

In the event that Ms. Plum’s employment is terminated by the Company with “Cause” (as defined in the Plum Employment Agreement), Ms. Plum shall be entitled to receive any compensation or benefits accrued through the date of termination, and will be entitled to have any outstanding business expenses reimbursed in accordance with Company policy.

Ms. Plum may terminate her employment without the requirement of any reason or justification at any time upon written notice of at least thirty days. If Ms. Plum decides to end her employment, she will be entitled to receive any compensation or benefits accrued through the date of termination, and will be entitled to have any outstanding business expense reimbursed in accordance with Company policy.

Death and Disability.    In the event of a termination of employment on account of death or disability occurring during the Term, then Ms. Plum’s estate shall be entitled to receive any compensation or benefits accrued through the date of termination, and any other benefits available based on eligibility and participation in applicable benefit programs or that are made available based on Company policy.

Miscellaneous Provisions.    The Plum Employment Agreement provides that the files, records, and work product copied and accumulated while Ms. Plum is employed by the Company shall become and remain the property of the Company and shall be delivered to the Company in an accessible manner upon termination of such employment. The Plum Employment Agreement also provides that Ms. Plum is also responsible to return any other Company property that may be in her possession within five working days after her employment ends.

Potential Payments Upon Termination or Change in Control

See “Employment Agreements With The Company’s Named Executive Officers.”

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of three of our independent directors: Deborah Markus, Stefani Carter and Joseph D. Stilwell. Ms. Markus has been designated as the chair of the Compensation Committee. None of these directors is a former or current officer or employee of the Company or any of its subsidiaries. During fiscal year 2019, none of our executive officers served as a member of the compensation committee (or other committee performing similar functions) or as a director of any other entity of which an executive officer served on our Board of Directors or Compensation Committee. None of the directors who served on our Compensation Committee during fiscal 2019 has any relationship requiring disclosure under this caption under SEC rules.

Director Compensation

Directors who are officers of our Company do not receive any compensation for their services. For fiscal year 2020, the Board of Directors determined to reduce the compensation of non-employee directors. Non-employee directors will be entitled to annual compensation in the amount of $60,000 for their services as directors, with an additional retainer of $40,000 for service as Chairman, to be paid quarterly. Directors will be permitted to elect a lower compensation amount.

In 2019, non-employee directors were entitled to receive $40,000 per year for serving as directors and were eligible to receive stock grants from our Company. The Board of Directors set additional annual retainers for the Audit Committee chair at $10,000 and $8,000 for all other committee chairs. The Board of Directors set an additional annual retainer for the Chairman at $20,000. In lieu of providing directors with an additional $50,000 in equity incentive compensation, directors received a cash payment, pro-rated for their terms ending on December 19, 2019 (the date of our previous annual meeting of stockholders).

We reimburse each of our directors for his or her travel expenses incurred in connection with his or her attendance at full Board of Directors and committee meetings.

The following table summarizes directors’ compensation for 2019:

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Stewart J. Brown(1)	$94,791	$—	$94,791
John McAuliffe(1)	94,791	—	94,791
Carl B. McGowan, Jr.(2)	96,726	—	96,726
Jeffrey M. Zwerdling(1)	94,791	—	94,791
John Sweet(3)	42,192	—	42,192
Sean F. Armstrong(4)	70,221	—	70,221
Andrew R. Jones	98,619	—	98,619
Stefani Carter(5)	—	—	—
Clayton Andrews(5)	—	—	—
Deborah Markus(5)	—	—	—
Joseph D Stilwell(5)	—	—	—
Paula J. Poskon(5)	—	—	—
Kerry G. Campbell(5)	—	—	—
Daniel Khoshaba(6)	—	—	—

____________

(1)      Left the Board of Directors in December 2019.

(2)      Resigned from the Board of Directors in December 2019.

(3)      Resigned from the Board of Directors in May 2019.

(4)      Resigned from the Board of Directors in September 2019.

(5)      Elected to the Board of Directors in December 2019.

(6)      Appointed to the Board of Directors in February 2020.

MISCELLANEOUS

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of shares of our common stock as of March 25, 2020 for (1) each person who is the beneficial owner of 5% or more of our outstanding common stock, (2) each of our directors, director nominees and named executive officers, and (3) all of our directors, director nominees and executive officers as a group. Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables.

Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

	Number of Shares Beneficially Owned		Percentage of All Shares(1)
David Kelly	31,904		*
M. Andrew Franklin	4,882		*
Crystal Plum	2,022		—
Andrew R. Jones	451,417	(2)	4.7%
Stefani Carter	—		—
Clayton Andrews	—		—
Deborah Markus	—		—
Joseph D. Stilwell	955,753	(3)	9.9%
Paula J. Poskon	—		—
Daniel Khoshaba	950,000		9.8%
Kerry G. Campbell	—		—
All directors, director nominees and executive officers as a group (11 persons)	2,395,978		24.7%

____________

*        Less than 1.0%

(1)      Based upon 9,694,284 shares of Common Stock outstanding on March 25, 2020. In addition, amounts assume that all Series B Convertible Preferred Stock (“Series B Preferred Stock”) and Series D Cumulative Convertible Preferred Stock (“Series D Preferred Stock”) held by the stockholder are converted into Common Stock and all warrants exercisable within 60 days held by the stockholder are exercised.

(2)      Includes 389,930 shares of Common Stock, 47,435 shares of Series B Preferred Stock convertible into 29,647 shares of Common Stock and 21,600 shares of Series D Preferred Stock convertible into 31,840 shares of Common Stock. Of these securities, Mr. Jones owns 48,572 shares of Common Stock and 2,100 shares of Series B Preferred Stock personally and the remaining shares are held by various investment partnerships, funds and managed accounts, of which NS Advisors, LLC (“NS Advisors”) serves as the investment manager. Mr. Jones is the managing member of NS Advisors and has sole voting and investment authority over the shares.

(3)      Includes 49,967 shares of Series D Preferred Stock convertible into 73,654 shares of Common Stock. Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Value LLC and Joseph Stilwell possess shared voting and dispositive power over 955,753 shares with Stilwell Value Partners VII, L.P. Mr. Stilwell is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P. and Stilwell Activist Investments, L.P; accordingly, Mr. Stilwell has sole voting and investment authority over the shares. This amount excludes cash settled swaps representing economic exposure to an aggregate of 453,281 shares of Series D Preferred Stock and 79,642 shares of Series B Preferred Stock.

Based upon our records and the information reported in filings with the SEC, the following were beneficial owners of more than 5% of our shares of Common Stock as of March 25, 2020 (in addition to those noted above).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Our Outstanding Shares(1)
Steamboat Capital Partners LLC(2) 420 Lexington Ave., Suite 2300 New York, NY 10170	1,174,709	12.1%
FMR, LLC(3) 245 Summer Street Boston, Massachusetts 02210	1,092,673	11.3%
Morgan Stanley(4) 1585 Broadway New York, New York 10036	718,457	7.4%
Eidelman Virant Capital, Inc.(5) 8000 Maryland Ave, Suite 600 Saint Louis, Missouri 63105	617,587	6.4%
Richard S. Strong(6) c/o Godfrey & Kahn, S.C 833 East Michigan St., Suite 1800 Milwaukee, WI 53202	551,139	5.7%

____________

(1)      Based upon 9,694,284 shares of Common Stock outstanding on March 25, 2020. In addition, amounts assume that all Series B Preferred Stock and Series D Preferred Stock held by the stockholder are converted into Common Stock and all warrants exercisable within 60 days held by the stockholder are exercised.

(2)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 14, 2020 reporting beneficial ownership as of December 31, 2019 of preferred stock convertible into 1,174,709 shares of Common Stock. Includes the shares reported by Parsa Kiai, Steamboat Capital Partners GP, LLC, Steamboat Capital Partners Master Fund, LP and Steamboat Capital Partners II, LP. Parsa Kiai is the Managing Member of Steamboat Capital Partners, LLC and the Managing Member of Steamboat Capital Partners GP, LLC, which is the general partner of Steamboat Capital Partners Master Fund, LP and Steamboat Capital Partners II, LP.

(3)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2018 reporting beneficial ownership as of February 9, 2018 of 1,092,673 shares. Includes the shares reported by Abigail Johnson and Fidelity Real Estate Income Fund.

(4)      Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on February 12, 2020 reporting beneficial ownership as of December 31, 2019.

(5)      Based solely upon the Schedule 13D/A filed with the SEC by the beneficial owner on January 28, 2020 reporting beneficial ownership as of January 27, 2020.

(6)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 21, 2020 reporting beneficial ownership as of December 31, 2019 of 617,587 shares.

(9)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 28, 2020 reporting beneficial ownership as of January 28, 2020. Mr. Strong possesses shared voting power over 551,139 of the shares with Calm Waters Partnership, of which he is the Managing Partner.

Report of the Audit Committee

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Mr. Campbell qualifies as an “audit committee financial expert” in accordance with applicable Nasdaq Stock Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•        Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

•        Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•        Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•        Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•        Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the stockholders;

•        Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•        Review accounting and financial staffing and organizational reporting lines;

•        Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•        Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at www.whlr.us.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met five times during 2019. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. The Audit Committee also meets with senior management from time to time.

Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing management’s assessment of, and the effective operation of, internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Audit Committee’s financial statements.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2019, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussions with the independent accountants of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified and superseded (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Cherry Bekaert LLP matters relating to its independence, including a review of audit and non-audit fees, and written disclosures from Cherry Bekaert LLP to the Company pursuant to PCAOB Rule 3526. The Audit Committee also considered whether non-audit services, provided by the independent accountants are compatible with the independent accountant’s independence. The Company also received regular updates on the amounts of fees and scope of audit, audit-related and tax services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC. The Audit Committee and the Board of Directors have also selected Cherry Bekaert LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2020. This report has been furnished by the members of the Audit Committee.

AUDIT COMMITTEE

Kerry G. Campbell	Paula J. Poskon	Deborah Markus

Under SOX and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SOX and the SEC rules for the Audit Committee role in retaining the independent registered public accounting firm is two-fold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of SOX, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client, and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee has adopted a written pre-approval policy of audit and non-audit services (the “Policy”). Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit-related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board of Directors or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.

Certain Relationships and Related Transactions

Related Party Policies

Our Code of Business Conduct and Ethics requires that our directors and all of our employees deal with the Company on an arms-length basis in any related party transaction. All transactions between us and any of our directors, named executive officers or other vice presidents, or between us and any entity in which any of our directors, named executive officers or other vice presidents is an officer or director or has an ownership interest, must be approved by the Board of Directors.

Partnership Agreement

In connection with the completion of our initial public offering, we entered into a partnership agreement with various persons receiving common units in the formation transactions, including Jon S. Wheeler, the Company’s former CEO, his affiliates and certain other executive officers or our Company. As a result, these persons became limited partners of our operating partnership, Wheeler REIT, L.P. (the “Operating Partnership”).

Pursuant to the partnership agreement with our Operating Partnership, limited partners of the Operating Partnership and some assignees of limited partners will have the right, beginning 12 months after acquiring the common units, to require our Operating Partnership to redeem part or all of their common units for cash equal to the then-current market value of an equal number of shares of our Common Stock (determined in accordance with and subject to adjustment under the Partnership Agreement), or, at our election, to exchange their common units for shares of our Common Stock on a one-for-one basis, subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter.

Reimbursement of Proxy Solicitation Expenses

On October 29, 2019, Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Value LLC, and Joseph Stilwell (collectively, the “Stilwell Group”), the beneficial owner of 9.8% of our common stock, filed a proxy statement with the SEC in connection with the Company’s 2019 annual meeting (the “Stilwell Solicitation”). Current director Joseph Stilwell is the owner and managing member of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, L.P. At the 2019 annual meeting, our stockholders elected three nominees designated by the Stilwell Group to the Board of Directors. The Stilwell Group disclosed in the Stilwell Solicitation that it intended to seek reimbursement of the expenses it incurred in connection with such solicitation. The Company has agreed to reimburse the Stilwell Group for the approximate $440,000 of expenses it incurred in connection with the Stilwell Solicitation.

Delinquent Section 16(a) Reports

Based solely on a review of Forms 3 and 4 and any amendments thereto filed electronically with the SEC, or representations that no Forms 5 were required, we believe that with respect to fiscal 2019 our officers, directors, and beneficial owners of more than 10% of our equity timely complied with all applicable Section 16(a) filing requirements, except for a late Form 4 filed by one of our former directors, Jeffrey M. Zwerdling on March 1, 2019 reporting the November 13, 2012, August 21, 2013, and February 9, 2015 purchases of 14,225 shares, 17,313 shares and 5,000 shares, respectively, which are held by a trust in which Mr. Zwerdling serves as a co-trustee.

Impact of COVID-19

The United States of America has been subject to significant economic disruption caused by the onset of coronavirus (COVID-19). The onset of this virus and the significant measures adopted to contain its spread and lethality has resulted in the forced closure of many of the retail stores operating businesses at retail centers.

As of December 31, 2019, we own a portfolio consisting of sixty-eight properties, including sixty-one retail shopping centers, totaling 5,618,877 total leasable square feet which is 89.8% leased (our “operating portfolio”), one office property and six undeveloped land parcels totaling approximately 63 acres. The properties are geographically located in the Northeast, Mid-Atlantic and Southeast, which markets represented approximately 4%, 36% and 60%, respectively, of the total annualized base rent of the properties in our portfolio as of December 31, 2019.

Our operating portfolio contains retail shopping centers with a particular emphasis on grocery-anchored retail centers, which represent approximately 27% of total annualized base rent as of December 31, 2019. We generally lease our properties to national and regional retailers. However, our operating portfolio also consists of gyms, restaurants and beauty salons which represent approximately 26% of total annualized base rent as of December 31, 2019 and have been particularly impacted by the onset of COVID-19 and have experienced forced closures or significant reduction in traffic as a result.

As of the date of this proxy statement, we are analyzing the impact COVID-19 will have on our business but are not yet able to accurately assess its impact on our tenants and on our business. The length and severity of this crisis will be a key component to how this crisis affects us.

PROPOSAL 1

ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting. Each director elected will hold office until the Annual Meeting following the fiscal year ending December 31, 2020. All of the nominees for director are now serving as directors of the Company. Each of the nominees has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director is unable to stand for re-election, the Board of Directors will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director. Proxies cannot be voted for a greater number of nominees than those named herein.

Pursuant to the Company’s Articles Supplementary, whenever dividends on shares of the Series D preferred stock shall be in arrears for six or more consecutive quarterly periods (a “Preferred Dividend Default”), the number of directors then constituting the Board of Directors shall be automatically increased by two, and the holders of the Series D preferred stock and the holders of Series A preferred stock and Series B preferred stock (the Series A and Series B together, being the “Parity Preferred Stock”) shall be entitled to vote for the election of two additional directors (the “Series D Preferred Directors”). A Preferred Dividend Default will have occurred on April 15, 2020. The nomination procedures with respect to the Series D Preferred Directors shall be established by the Company, as necessary. The election of such directors will take place upon the written request of the holders of record of at least 20% of the Series D Preferred Stock and Parity Preferred Stock. The Board of Directors is not permitted to fill the vacancies on the Board of Directors as a result of the failure of the holders of 20% of the Series D Preferred Stock and Parity Preferred Stock to deliver such written request for the election of the Series D Preferred Directors.

The nominees for directors are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more.

Nominees for Election

Clayton Andrews
Independent Director
Age — 57
Director since 2019

Mr. Andrews was elected by the stockholders to the Board of Directors in 2019. Mr. Andrews has over 30 years of experience in commercial real estate and related capital markets. He has a diverse background within all areas of real estate capital structure and has direct investment experience across all property types, including retail shopping centers. In addition, Mr. Andrews has extensive experience in asset management for both transitional and stabilized properties, including new development. Since 2005 Mr. Andrews has been the Managing Member of Old Hill Investment Group LLC, a Connecticut based commercial real estate private equity firm. From 2010 to 2015 Mr. Andrews was a Managing Director at DLJ Real Estate Capital Partners where he was head of Global Asset Management. Mr. Andrews was also formerly a Managing Director at Babson Capital Management, which had over $120 billion in assets under management and owned by MassMutual, and a Partner and COO at Cheslock Bakker& Associates, a private real estate merchant bank. Mr. Andrews received a B.S in Accounting from the University of Maine and a M.S. in Real Estate Investment and Development from New York University. Mr. Andrews has been chosen as a director based on his highly diverse background and experience in commercial real estate and real estate capital structure.

Kerry G. Campbell
Independent Director
Age — 54
Director since 2019

Mr. Campbell was elected by the stockholders to the Board of Directors in 2019. Mr. Campbell is the principal of a financial litigation and investment management consulting firm, Kerry Campbell LLC, where since February 2014, he has served as a financial expert witness for arbitrations and litigations and provided consulting services to financial institutions and investors. His firm has been retained by institutional investors, high net worth investors and large global diversified financial institutions. Prior to that, from March 2010 until January 2014, Mr. Campbell worked in investment research and portfolio construction as a Managing Director at Arden Asset Management, and as a Senior Vice President at Guggenheim Partners from November 2003 until December 2008. From 2001 until 2003, Mr. Campbell worked in prime broker risk management as a Managing Director at Bear Stearns. Prior to that, he worked as a commissioned registered representative, a private wealth management consultant focusing on arbitrage transactions and as a credit analyst/loan officer. Mr. Campbell received an M.B.A in Finance from the University of Chicago Booth Graduate School of Business and a Bachelor of Science in Finance summa cum laude from Fordham University Gabelli School of Business. Mr. Campbell is an Approved FINRA Dispute Resolution Arbitrator, a Chartered Financial Analyst®, a CERTIFIED FINANCIAL PLANNER™, an Accredited Investment Fiduciary Analyst™ and a Securities Experts Roundtable Member. Mr. Campbell has been chosen as a director based on his 30 plus years of extensive and diverse financial industry experience, together with his experience as a financial expert witness on behalf of defendants and plaintiffs in arbitrations and litigations.

Stefani Carter
Independent Director — Chairman-Elect
Age — 42
Director since 2019

Ms. Carter was elected by the stockholders to the Board of Directors in 2019. Ms. Carter currently serves as the Lead Director, the Chair of the Nominating and Corporate Governance Committee, and as a Member of the Compensation Committee and the Related Party Transactions Committee of Braemar Hotels & Resorts, Inc. (NYSE: BHR). Ms. Carter has been a practicing attorney since 2005, specializing in civil litigation, contractual disputes and providing general counsel and advice to small businesses and individuals. Ms. Carter serves as Senior Counsel at the law firm of Estes Thorne & Carr PLLC, a position she has held since November 2017. From 2011 to November 2017, Ms. Carter served as a principal at the law firm of Stefani Carter & Associates, LLC. In addition, Ms. Carter served as an elected representative of Texas House District 102 in the Texas House of Representatives (the “Texas House”) between 2011 and 2015, serving as a member on several Texas House committees, including the Committee on Appropriations, the Energy Resources Committee, and the Select Committee on Criminal Procedure Reform during that period. Ms. Carter also served as a member and Vice-Chair of the Texas House Committee on Criminal Jurisprudence during that period. From 2008 to 2011, Ms. Carter was employed as an associate attorney at the law firm of Sayles Werbner, PC and from 2007 to 2008 was a prosecutor in the Collin County District Attorney’s Office. Prior to joining the Collin County District Attorney’s Office, Ms. Carter was an associate attorney at Vinson & Elkins LLP from 2005 to 2007. Ms. Carter has a Juris Doctor from Harvard Law School, a Master’s in Public Policy from Harvard University’s John F. Kennedy School of Government and a Bachelor of Arts in Government and a Bachelor of Journalism in News/Public Affairs from the University of Texas at Austin. Ms. Carter has been chosen as a director based on her legal and corporate governance experience.

Andrew R. Jones
Independent Director — Chairman
Age — 57
Director since 2018

Mr. Jones, CFA, is Founder and Chief Executive Officer of North Star Partners, LP. Since its founding in January 1996, North Star has been an alternative investment program that is dedicated to value investing and focuses on the small-cap sector of the U.S. equity markets. Prior to the formation of North Star, Mr. Jones was a Managing Director at Tweedy, Browne Company, LP. Mr. Jones is a former director of Certus Bank, NA, Cornell Companies, Inc. and

Chem Rx Corporation. He is a Chartered Financial Analyst and is a member of the New York Society of Securities Analysts. Mr. Jones received a BS in Finance from Ithaca College and an MBA in Finance from the University of Chicago. Mr. Jones has been chosen as a director based upon his expertise within the real estate industry and the financial markets.

Daniel Khoshaba
Independent Director
Age — 60
Director since 2020

Mr. Khoshaba has served as a director since February 2020. Mr. Khoshaba is an active principal at City Sunstone Properties, which he co-founded in 2012. Since its founding, City Sunstone Properties has become an active participant in Nevada’s commercial real estate market having acquired 13 properties, including retail strip malls, shopping centers, office complexes, and raw land for development. City Sunstone Properties optimizes performance by implementing innovative leasing strategizes, re-tenanting and property improvements.

Mr. Khoshaba has a track record as a successful investor and founder of companies in multiple industries including manufacturing, finance and real estate. In 1976, Mr. Khoshaba co-founded the Spie Tool Company, a manufacturer of specialty cutting tools serving industries around the globe. The Spie Tool Company grew to become one of the leading specialty manufacturers of cutting tools in the United States. In 1992, Mr. Khoshaba joined the Wall Street investment banking firm of Salomon Brothers as a senior analyst following the packaging and industrial industries. In 1994, Mr. Khoshaba was promoted to partner. Mr. Khoshaba was also ranked as a “Top Analyst” in the publication “Institutional Investor Survey” for nine consecutive years. In 2004, Mr. Khoshaba founded KSA Capital Partners, a long/short equity hedge fund which became one of the top performing funds in the industry according to Barron’s magazine. KSA Capital Partners generated positive returns for its clients in 2008, a year when the S&P 500 Index fell over 40%. KSA Capital Partners was also voted “Best Hedge Fund” in 2013, when KSA Capital Partners generated a 52% return versus the S&P 500 Index in a year when the S&P 500 Index was essentially unchanged.

Mr. Khoshaba has a bachelor’s degree from DePaul University and an MBA from the University of Chicago. Mr. Khoshaba has been chosen as a director based on his long-standing expertise and track record of success within the real estate and financial services industries.

Paula J. Poskon
Independent Director
Age — 55
Director since 2019

Ms. Poskon was elected by the stockholders to the Board of Directors in 2019. Ms. Poskon is the founder of STOV Advisory Services LLC (“STOV”), which offers professional consulting and advisory services to company executives and institutional investors in the areas of real estate, capital markets, investor relations, and diversity and inclusion. She has been STOV’s President since July 2016. Throughout the past decade, Ms. Poskon specialized in real estate investment trusts. Ms. Poskon served as Senior Vice President/Senior Real Estate Research Analyst at D.A. Davidson & Co., Inc. (“D.A. Davidson”), an employee-owned full-service investment firm, from September 2014 until May 2015. She was hired by D.A. Davidson to co-lead the launch of its real estate capital markets platform. Prior to that, Ms. Poskon was a Director and Senior Equity Research Analyst in Real Estate at Robert W. Baird & Co., Inc., an employee-owned wealth management, capital markets, asset management and private equity firm, from October 2005 until July 2014. She was named No. 3 on The Wall Street Journal’s “Best on the Street” among real estate analysts for 2009 and No. 2 among real estate analysts for stock-picking in 2011 by StarMine. From August 2000 until September 2005, Ms. Poskon was an Equity Research Associate, Asset Management Associate and Investment Banking Associate at Lehman Brothers, a global financial services firm. She graduated from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics with a concentration in Accounting and a Master of Business Administration in Finance with a concentration in Strategic Management. Ms. Poskon is a frequent speaker at real estate industry conferences. Ms. Poskon has been chosen as a director based on her more than 15 years of capital markets experience in equity research and investment banking.

Joseph D. Stilwell
Independent Director
Age — 58
Director since 2019

Mr. Stilwell was elected by the stockholders to the Board of Directors in 2019. Mr. Stilwell is the owner and managing member of Stilwell Value LLC, the general partner of a group of private investment partnerships known as The Stilwell Group. Mr. Stilwell started his first investment fund in 1993 and has been reviewing and analyzing financial statements and investing in financial companies for over 25 years. Since April 2009, he has served on the board of directors of Kingsway Financial Services Inc., a financial services company. Mr. Stilwell previously served on the boards of directors of American Physicians Capital, Inc. from November 2004 until it was acquired in October 2010 and SCPIE Holdings Inc. from December 2006 until it announced a sale of the company in October 2007. He graduated in 1983 from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics. Mr. Stilwell has been chosen as a director based on his extensive experience and knowledge in capital allocation and maximizing stockholder value.

In March of 2015, Mr. Stilwell and his affiliate, Stilwell Value LLC, an SEC-registered investment adviser (“Value”), consented to the entry of an administrative SEC order (the “Order”) that alleged civil violations of certain securities regulations for, among other things, failing to adequately disclose conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Value or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. Under the Order, among other things, 1) Mr. Stilwell was suspended from March 2015 to March 2016 from association with Value or any other SEC-regulated investment business and paid a civil penalty of $100,000; and 2) Value paid a civil penalty of $250,000 and repaid certain management fees. All of these obligations set forth in the Order have been fully satisfied.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of all of the Nominees Named Above.

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our executive compensation program is designed to facilitate long-term stockholder value creation. Our focus on pay-for-performance and on corporate governance ensures alignment with the interests of the Company’s stockholders.

We are asking for stockholder approval, on an advisory, non-binding basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a “Say-on-Pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement.

We will evaluate whether any actions are necessary to address significant concerns as a result of this advisory vote. We conduct annual advisory votes on executive compensation, and will conduct the next advisory vote at our 2021 annual meeting of stockholders.

For the reasons discussed above and in this Proxy Statement under the heading “Executive Compensation”, the Board of Directors intends to introduce the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed in this Proxy Statement under the heading “Executive Compensation,” including the compensation tables and their accompanying narrative discussion, is approved.”

The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the approval of our Executive Compensation.

PROPOSAL 3

AMENDMENTs TO ARTICLES OF INCORPORATION

We are asking for stockholder approval of amendments (the “Proposed Charter Amendments”) to the terms of the preferred stock in our Articles of Amendment and Restatement (the “Charter”) to remove existing restrictions on allowing the Company to purchase or otherwise acquire parity preferred stock when accrued and unpaid dividends on any series of the preferred stock have not been paid or set apart for payment at the time of such purchase or other acquisition.

Currently, Section 5.3.6(e) of the Charter provides that unless full cumulative dividends equal to the full amount of all accumulated, accrued and unpaid dividends on the Company’s Series A Preferred Stock have been, or are concurrently therewith, declared and paid or declared and set apart for payment for all past dividend periods, the Company is generally prohibited from redeeming, purchasing or otherwise acquiring, directly or indirectly, any shares of the Company’s parity preferred stock (which includes, for the purposes of the Series A Preferred Stock, the Company’s Series B Preferred Stock and the Series D Preferred Stock).

Similarly, Section 5.3.13(e) of the Charter provides that unless full cumulative dividends equal to the full amount of all accumulated, accrued and unpaid dividends on the Company’s Series B Preferred Stock have been, or are concurrently therewith, declared and paid or declared and set apart for payment for all past dividend periods, the Company is generally prohibited from redeeming, purchasing or otherwise acquiring, directly or indirectly, any shares of the Company’s parity preferred stock (which includes, for the purposes of the Series B Preferred Stock, the Company’s Series A Preferred Stock and the Series D Preferred Stock).

The Board has determined that it is in the best interests of the Company and its stockholders that if the Company proposes to purchase or otherwise acquire any shares of the Company’s preferred stock, then it should not be restricted from doing so on the basis that the accrued and unpaid dividends on any series of the preferred stock have not been paid or set apart for payment.

A copy of the Proposed Charter Amendments is attached as Annex A to this Proxy Statement and is incorporated by reference into this proposal.

The affirmative vote of a majority of the votes outstanding and entitled to be cast at the Annual Meeting is required to approve Proposal 3. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a proposal. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

If Proposal 3 is approved by stockholders, the Board of Directors will cause Articles of Amendment to be promptly filed with the State Department of Assessments and Taxation of Maryland, and the Proposed Charter Amendments will become effective upon such filing. If Proposal 3 is not approved, the Charter will not be amended.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Amendments to the Company’s Articles of Incorporation.

PROPOSAL 4

AMENDMENT TO THE BYLAWS

In keeping with the commitment of the Stilwell Group in their proxy statement filed with the SEC on October 29, 2019, stockholders are being asked to approve an amendment to the Bylaws to add a provision that allows stockholders to amend the Bylaws (the “Proposed Bylaw Amendment”).

The Bylaws currently provide that the Board of Directors has the exclusive authority to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws. Notwithstanding the authority granted to the Board of Directors, the Board of Directors has resolved to submit the Proposed Bylaw Amendment for stockholder consideration. The effectiveness of the Proposed Bylaw Amendment is expressly conditioned on stockholder approval at the Annual Meeting, and accordingly, the Board of Directors will reconsider the Proposed Bylaw Amendment if it is not approved by the stockholders at the Annual Meeting.

The Proposed Bylaw Amendment would allow stockholders to amend the Bylaws by a vote of the majority of votes cast at a meeting of stockholders duly called and at which a quorum is present. Following the adoption of the Proposed Bylaw Amendment, any proposal submitted by stockholders to amend the Bylaws would be required to be submitted in accordance with the advance notice procedures contained in Article II, Section 11 of the Bylaws. The Proposed Bylaw Amendment would not change the Board of Directors’ existing authority to amend the Bylaws without the approval of stockholders.

A copy of the Proposed Bylaw Amendment is attached as Annex B to this Proxy Statement and is incorporated by reference into this proposal.

The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Amendment to the Company’s Bylaws.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the 2020 fiscal year and to conduct quarterly reviews through March 31, 2021. The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. Cherry Bekaert LLP has served as the Company’s independent public accounting firm for each of the fiscal years ended December 31, 2011 through December 31, 2019. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

A representative of Cherry Bekaert LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.

The Board of Directors Unanimously Recommends a vote FOR the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm.

2019 Fiscal Year Audit Firm Fee Summary

The following table summarizes fees paid to our independent registered public accounting firm for the years ended December 31, 2019 and 2018:

Types of Fee	2019	2018
	(in thousands)
Audit Fees(1)	$224	$341
Audit Related Fees(2)	—	50
Tax Fees(3)	181	159
Other	1	3
Total	$406	$553

____________

(1)      Audit fees included annual audits, quarterly reviews, SOX and property audits.

(2)      Audit related fees for services related to the REIT’s financing offering documents and associated filings.

(3)      Tax fees related primarily to tax advisory services related to REIT status, including cost segregation studies.

Audit Committee Pre-Approval Policies

Before Cherry Bekaert LLP was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s Audit Committee. In addition, the Audit Committee has considered those services provided by Cherry Bekaert LLP and has determined that such services are compatible with maintaining the independence of Cherry Bekaert LLP.

OTHER MATTERS

The Board of Directors knows of no other matters that may be properly or should be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

Rules promulgated by the SEC require us to provide an annual report to stockholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (without exhibits or documents incorporated by reference), are available without charge to stockholders upon written request to our Corporate Secretary Angelica Beltran at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452, by calling (757) 627-9088 or via the Internet at www.whlr.us

FUTURE PROPOSALS OF STOCKHOLDERS

If a stockholder intends to present a proposal for action at the 2021 Annual Meeting and wishes to have such proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company no later than December 11, 2020. Such proposal also must meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Stockholder proposals, including nominations for persons for election to the Board of Directors, for our Annual Meeting to be held in 2021 must be received by us between November 11, 2020 and December 11, 2020, and must contain specified information and conform to certain requirements as set forth in the Bylaws. If the chair of the Board of Directors at any meeting of stockholders determines that a stockholder proposal or nomination was not made in accordance with the Bylaws, the Company may disregard such proposal or nomination. In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2021 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by the Bylaws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary, Angelica Beltran, at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

COPIES OF WHEELER REAL ESTATE INVESTMENT TRUST, INC.’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019 TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS) ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE THROUGH OUR WEBSITE WWW.WHLR.US OR UPON WRITTEN REQUEST TO WHEELER REAL ESTATE INVESTMENT TRUST, INC., RIVERSEDGE NORTH, 2529 VIRGINIA BEACH BOULEVARD, VIRGINIA BEACH 23452, ATTENTION, ANGELICA BELTRAN, CORPORATE SECRETARY.

Dated: April 10, 2020

Annex A

Proposed Charter Amendments

Series A Preferred Stock:

Article V, Section 3.6(e):

Except as set forth in the preceding paragraph, unless full cumulative dividends equal to the full amount of all accumulated, accrued and unpaid dividends on the Series A Preferred Stock have been, or are concurrently therewith, declared and paid or declared and set apart for payment for all past Dividend Periods, no dividends (other than dividends or distributions paid in shares of junior stock or options, warrants or rights to subscribe for or purchase shares of junior stock) shall be declared and paid or declared and set apart for payment by the Corporation and no other distribution of cash or other property may be declared and made, directly or indirectly, by the Corporation with respect to any shares of junior stock or parity stock, nor shall any shares of junior stock ~~or parity stock~~ be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation) for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any such stock), directly or indirectly, by the Corporation (except by conversion into or exchange for shares of junior stock or options, warrants or rights to subscribe for or purchase shares of junior stock), nor shall any other cash or other property be paid or distributed to or for the benefit of holders of shares of junior stock ~~or parity stock~~.

Series B Preferred Stock

Article V, Section 3.13(e):

Except as set forth in the preceding paragraph, unless full cumulative dividends equal to the full amount of all accumulated, accrued and unpaid dividends on the Series B Preferred Stock have been, or are concurrently therewith, declared and paid or declared and set apart for payment for all past Dividend Periods, no dividends (other than dividends or distributions paid in shares of junior stock or options, warrants or rights to subscribe for or purchase shares of junior stock) shall be declared and paid or declared and set apart for payment and no other distribution of cash or other property may be declared and made, directly or indirectly, by the Corporation with respect to any shares of junior stock or parity stock, nor shall any shares of junior stock ~~or parity stock~~ be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan) for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any such stock), directly or indirectly, by the Corporation (except by conversion into or exchange for shares of junior stock or options, warrants or rights to subscribe for or purchase shares of junior stock), nor shall any other cash or other property be paid or distributed to or for the benefit of holders of shares of junior stock ~~or parity stock~~.

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Annex B

Proposed Bylaw Amendment

Article XIV
AMENDMENT OF BYLAWS

The Board of Directors shall have the ~~exclusive~~ power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws. The stockholders of the Corporation, by the vote of a majority of the votes cast on the matter at a meeting of stockholders duly called and at which a quorum is present, may adopt, alter or repeal any provision of these Bylaws or make new Bylaws.

B-1

WHEELER REAL ESTATE INVESTMENT TRUST VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online

Before the Meeting: Go to **www.investorvote.com/whlr** or scan the QR code — login details are located in the shaded bar below.

During the Meeting: Go to www.meetingcenter.io/296793625

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each director and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors:

01 - Clayton Andrews
02 - Kerry G. Campbell
03 - Stefani Carter
04 - Andrew R. Jones
05 - Daniel Khoshaba
06 - Paula J. Poskon
07 - Joseph D. Stilwell

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07
☐	☐	☐	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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038FGC

2020 Annual Meeting

2020 Annual Meeting of
Wheeler Real Estate Investment Trust, Inc. Shareholders
May 28, 2020, 9:30 a.m., Eastern Standard Time
Virtual Meeting

The 2020 Annual Meeting of Shareholders of Wheeler Real Estate Investment Trust, Inc. will be held on May 28, 2020 at 9:30 a.m. EST, virtually via the internet at www.meetingcenter.io/296793625.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — WHLR2020.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Wheeler Real Estate Investment Trust, Inc.

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting

May 28, 2020, 9:30 a.m., Eastern Standard Time

Virtual Meeting

Stefani Carter or Crystal Plum or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on May 28, 2020 or at any postponement or adjournment thereof.

This proxy, when properly executed, will be voted as directed herein. If no direction is given, this proxy will be voted in accordance with the recommendations of the Company's Board of Directors and, in the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment thereof.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

WHEELER REAL ESTATE INVESTMENT TRUST VOTE

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Online

Go to **www.investorvote.com/whlr** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

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Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Form 10-K and DEF14A to stockholders are available at:

www.investorvote.com/whlr

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/whlr.**
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Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before Monday, May 18, 2020 to facilitate timely delivery.

2 N O T C O Y

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Stockholder Meeting Notice

The 2020 Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. will be held on Thursday, May 28, 2020 at 9:30 a.m. Eastern Standard Time, virtually via the internet at www.meetingcenter.io/296793625. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is WHLR2020.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-5:

1. Election of Directors:
   01 - Clayton Andrews
   02 - Kerry G. Campbell
   03 - Stefani Carter
   04 - Andrew R. Jones
   05 - Daniel Khoshaba
   06 - Paula J. Poskon
   07 - Joseph D. Stilwell
2. approve, on an advisory basis, named executive officer compensation for fiscal year 2019
3. approve amending the terms of the preferred stock in the Articles of Incorporation to remove existing restrictions on allowing the Company to purchase or otherwise acquire parity preferred stock when accrued and unpaid dividends have not been paid or set apart for payment at the time of such acquisition
4. approve an amendment to the Bylaws to allow stockholders the right to amend the Bylaws
5. ratify the appointment of Cherry Bekaert LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

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  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by Monday, May 18, 2020.